Goldman Sachs Funds

BALANCED FUND

Annual Report August 31, 2000

SHARES

Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

GOLDMAN SACHS BALANCED FUND

Market Overview

Dear Shareholder:

During the period under review the financial markets experienced a dramatic increase in volatility. However, investors who stayed the course were generally rewarded for their disciplined approach, as many sectors of the market generated solid returns.

  Market Review: Increased Volatility and a Dramatic Correction — For the one-year reporting period that ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.32%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however the vast majority of the gains were generated by large cap growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected due to continued strong economic growth, inflationary pressures and rising interest rates.

  While a range of stocks were negatively impacted by the correction, technology issues experienced the brunt of the decline. At one point the technology-heavy Nasdaq composite was down 37% from its peak. While the Nasdaq posted a one-year return of 45.93% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period the Nasdaq was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of August.

  Indications of Slower Economic Growth — After a series of six short-term interest rate hikes by the Federal Reserve Board (the “Fed”) to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential election nearing, it’s now unlikely that the Fed will move to raise rates again before year-end.
  Market Outlook: More Moderate Growth — Looking ahead, we remain cautiously optimistic about the near term prospects for the U.S equity market. Reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and continued productivity gains would be a combination of factors that would be quite beneficial to equities. However, we do not anticipate the 20-30% gains the stock market has provided over the past several years. As such, we believe it’s important for investors to maintain realistic expectations about their investment returns, and to maintain a long-term focus for their portfolios.

As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management
September 15, 2000

GOLDMAN SACHS BALANCED FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW
August 31, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]	Lehman Aggregate Index[2]

Class A	12.00%	16.32%	7.55%
Class B	11.17	16.32	7.55
Class C	11.23	16.32	7.55
Institutional	12.59	16.32	7.55
Service	11.89	16.32	7.55

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged S&P 500 Index and the Lehman Brothers Aggregate Bond Index (with dividends reinvested) figures do not reflect fees or expenses. Investors cannot invest directly in the Indices.

STANDARDIZED TOTAL RETURNS [3]
For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	–1.86%	–2.01%	2.10%	4.40%	3.80%
Five Years	10.73	N/A	N/A	N/A	11.86	[4]
Since Inception	12.19	9.96	4.71	5.90	13.19	[4]
	(10/12/94)	(5/1/96)	(8/15/97)	(8/15/97)	(10/12/94)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Balanced Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 EQUITY HOLDINGS AS OF 8/31/00
Holding	% of Total Net Assets	Line of Business

General Electric Co.	2.1%	Multi-Industry
Intel Corp.	2.0	Semiconductors
Cisco Systems, Inc.	1.8	Computer Hardware
Pfizer, Inc.	1.4	Drugs
Microsoft Corp.	1.4	Computer Software
Citigroup, Inc.	1.2	Banks
Exxon Mobil Corp.	1.1	Energy Resources
Nortel Networks Corp.	0.9	Electrical Equipment
Oracle Corp.	0.9	Computer Software
Wal-Mart Stores, Inc.	0.9	Specialty Retail

The top 10 equity holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS BALANCED FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Balanced Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 12.00%, 11.17%, 11.23%, 12.59%, and 11.89%, respectively. Over the same time period, the Fund’s benchmarks, the S&P 500 Index and the Lehman Aggregate Bond Index, returned 16.32% and 7.55%, respectively.

GROWTH
INVESTMENT
PROCESS

50% of the Fund’s equity
investment process is
characterized as Growth.

Strong Growth
Characteristics

Growth companies have earn-
ings expectations that exceed
those of the stock market as a
whole. We search for growth
companies with:

  Favorable financial
  characteristics
  High returns on
  invested capital
  Dominant market shares
  for core service or product
  Recurring revenue streams
  Solid brand franchises
  Management committed
  to maximizing shareholder
  returns

Result

A diversified portfolio of
stocks with strong long-term
growth potential.

Asset Allocation

  Equities — As of August 31, 2000, the Fund was 47.6% invested in growth and value equities. This compared to a 49.3% allocation on February 29, 2000. As a result of our bottom-up approach to stock selection, the Fund was overweight in the Consumer Services and Consumer Discretionary sectors, and underweight in the Technology and Industrial sectors.

  Early in the reporting period we took steps to upgrade the quality of the value stocks contained in the Fund’s portfolio, and to analyze that portion of the portfolio relative to the S&P 500 Index. As a result, our exposure in that area relative to the S&P 500 now reflect a value tilt, rather than a deep value bias. There were no such material changes made to the strategic allocation of the Fund’s growth holdings.

  Fixed Income — As of August 31, 2000, the Fund was 51.4% invested in fixed income securities, compared with 53.2% on February 29, 2000. In general, the portfolio was overweight in corporates, mortgage-backed and asset-backed securities and underweight in Treasuries and agency securities. The Fund also maintained tactical allocations in several non-dollar sectors, including New Zealand and Mexico. Our Mexican securities performed very well, due to a credit upgrade and their subsequent inclusion in the index.

  Cash Equivalents — As of August 31, 2000, the Fund was 4.4% invested in cash equivalents.

  Portfolio Highlights

  Intel Corp., Cisco Systems, Inc. and Nortel Networks Corp. —These three issues are a sampling of the selective technology stocks that have enhanced the Fund’s returns. We believe that our holdings in this area should continue to benefit from the overall growth of the Internet, and we’ll continue to search for companies that provide the backbone and infrastructure of the Internet. We prefer this strategy of investing in technology companies, rather than Internet sites, or “dot.coms,” many of which are in an unproven and uncertain stage.

GOLDMAN SACHS BALANCED FUND

  Pfizer Inc. — Our holding in Pfizer performed well, as the U.S. Federal Trade Commission voted to approve its purchase of Warner-Lambert (also a Fund holding). We believe this merger will position the combined company (now known as Pfizer) with the industry’s deepest pipeline and largest research and development budget.

  Exxon Mobil Corp. — Exxon was a strong performer for the Fund during the reporting period. The firm benefited from positive reaction to the Federal Trade Commission’s approval of its merger with Mobil, and the anticipated strategic benefits of this union. In addition, oil prices have risen sharply, as foreign producers have lived up to their promise to restrain output levels. This, coupled with an increase in demand, has led to appreciation in the firm’s stocks price.

  Portfolio Outlook

  Equity — Our strategy of blending both growth and value styles of investing within the equity portfolio of the Balanced Fund assisted us in providing broad exposure to the U.S. market. And while we typically do not forecast the direction of the market, we believe that, over the long-term, this blend of two research-based, long-term investment strategies will provide diverse exposure to the U.S. equity market, with excess return potential through stock selection.

  Fixed Income — Given the questionable technical nature of the corporate market, we are targeting a neutral exposure to corporates on a dollar-duration basis. In addition, given recent spread tightening and the continued U.S. Treasury buybacks, we are less bullish on mortgages versus Treasuries. In general, we believe the recent positive tone in the mortgage market will continue due to tighter swap spreads and a favorable pre-payment environment.

  We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs Value Investment Team, Goldman Sachs Growth Equity Investment Team, Goldman Sachs Fixed Income Investment Team

  New York

  September 15, 2000

GOLDMAN SACHS BALANCED FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS BALANCED FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on October 12, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks (the Standard and Poor’s 500 Index with dividends reinvested (“S&P 500 Index”) and the Lehman Brothers Aggregate Bond Index (“LBABI”)) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Balanced Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 12, 1994 to August 31, 2000.

Class A Shares
S&P 500 Index
LBABI
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
$36,286
$19,948
$15,497
10/12/94
2/95
8/95
2/96
8/96
2/97
8/97
2/98
8/98
2/99
8/99
2/00
8/00

Average Annual Total Return through August 31, 2000	Since Inception	Five Year	One Year

Class A (commenced October 12, 1994)
Excluding sales charges	13.52%	11.99%	12.00%
Including sales charges	12.43%	10.73%	5.82%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	10.76%	n/a	11.17%
Including contingent deferred sales charges	10.34%	n/a	5.87%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.52%	n/a	11.23%
Including contingent deferred sales charges	5.52%	n/a	10.17%

Institutional (commenced August 15, 1997)	6.70%	n/a	12.59%

Service (commenced August 15, 1997)	6.07%	n/a	11.89%

GOLDMAN SACHS BALANCED FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 47.6%

Airlines – 0.1%
10,300	Southwest Airlines Co.	$ 233,038

Alcohol – 0.1%
2,400	Anheuser-Busch Cos., Inc.	189,150

Apparel – 0.1%
3,900	Nike, Inc. Class B	154,294

Banks – 2.6%
6,500	Bank of America Corp.	348,156
3,500	Bank One Corp.	123,375
36,133	Citigroup, Inc.	2,109,283
600	J.P. Morgan & Co., Inc.	100,313
6,700	Mellon Financial Corp.	303,175
1,200	PNC Financial Services Group	70,725
5,900	State Street Corp.	694,725
6,000	The Bank of New York Co., Inc.	314,625
3,950	The Chase Manhattan Corp.	220,706
11,300	Wells Fargo & Co.	488,019

		4,773,102

Chemicals – 0.9%
12,877	E.I. du Pont de Nemours & Co.	577,855
8,400	Minnesota Mining & Manufacturing Co.	781,200
10,000	The Dow Chemicals Co.	261,875

		1,620,930

Clothing – 0.0%
2,300	The Gap, Inc.	51,606

Computer Hardware – 4.4%
900	Apple Computer, Inc.*	54,844
47,400	Cisco Systems, Inc.*	3,252,825
8,000	Compaq Computer Corp.	272,500
19,100	Dell Computer Corp.*	833,237
15,700	EMC Corp.*	1,538,600
4,200	Hewlett-Packard Co.	507,150
800	Network Appliance, Inc.*	93,600
10,400	Sun Microsystems, Inc.*	1,320,150
2,500	Xerox Corp.	40,156

		7,913,062

Computer Software – 3.4%
1,400	Gemstar-TV Guide International, Inc.*	126,350
11,900	International Business Machines, Inc.	1,570,800
35,400	Microsoft Corp.*	2,471,362
18,800	Oracle Corp.*	1,709,625
1,900	VERITAS Software Corp.*	229,069

		6,107,206

Consumer Services – 0.2%
14,300	Cendant Corp.*	188,581
8,250	Valassis Communications, Inc.*	238,219

		426,800

Defense/Aerospace – 0.1%
4,700	Honeywell International, Inc.	181,244

Shares	Description	Value

Common Stocks – (continued)

Department Store – 0.0%
3,000	The May Department Stores Co.	$ 68,813

Drugs – 3.9%
5,500	American Home Products Corp.	298,031
7,200	Amgen, Inc.*	545,850
24,800	Bristol-Myers Squibb Co.	1,314,400
6,000	Eli Lilly & Co.	438,000
11,600	Merck & Co., Inc.	810,550
59,925	Pfizer, Inc.	2,591,756
3,717	Pharmacia Corp.	217,677
15,600	Schering-Plough Corp.	625,950
2,800	SmithKline Beecham PLC ADR	182,875

		7,025,089

Electronics Equipment – 2.4%
2,400	Corning, Inc.	787,050
1,000	Corvis Corp.*	103,813
19,200	Lucent Technologies, Inc.	802,800
14,626	Motorola, Inc.	527,450
21,000	Nortel Networks Corp.	1,712,812
6,700	QUALCOMM, Inc.*	401,163

		4,335,088

Electrical Utilities – 1.0%
3,200	Duke Energy Corp.	239,400
6,000	Entergy Corp.	182,625
4,400	FPL Group, Inc.	234,850
15,400	Niagara Mohawk Holdings, Inc.*	198,275
11,700	The AES Corp.*	745,875
3,400	The Southern Co.	101,787
1,700	Unicom Corp.	77,669

		1,780,481

Energy Resources – 2.3%
7,098	Anadarko Petroleum Corp.	466,835
3,200	Chevron Corp.	270,400
2,900	Enron Corp.	246,138
23,445	Exxon Mobil Corp.	1,913,698
14,400	Royal Dutch Petroleum Co.	881,100
7,400	Unocal Corp.	246,975
6,000	USX-Marathon Group	164,625

		4,189,771

Entertainment – 1.1%
15,500	Carnival Corp.	309,031
13,500	The Walt Disney Co.	525,656
16,277	Viacom, Inc. Class B *	1,095,646

		1,930,333

Environmental Services – 0.0%
3,400	Waste Management, Inc.	64,388

Financial Services – 1.1%
19,600	Federal Home Loan Mortgage Corp.	825,650
9,900	Federal National Mortgage Assn.	532,125

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
1,700	Household International, Inc.	$ 81,600
16,800	MBNA Corp.	593,250

		2,032,625

Food & Beverage – 1.3%
11,000	Nabisco Group Holdings Corp.	308,687
15,000	PepsiCo., Inc.	639,375
14,600	The Coca-Cola Co.	768,325
4,800	The Quaker Oats Co.	326,100
3,200	Wm. Wrigley Jr. Co.	237,000

		2,279,487

Forest – 0.6%
5,700	Bowater, Inc.	292,837
1,700	Fort James Corp.	53,763
14,400	International Paper Co.	459,000
1,900	Kimberly-Clark Corp.	111,150
2,700	Weyerhaeuser Co.	125,044

		1,041,794

Grocery – 0.3%
3,500	Safeway, Inc.*	172,594
13,300	The Kroger Co.*	301,744

		474,338

Heavy Electrical – 0.1%
1,800	Emerson Electric Co.	119,138

Heavy Machinery – 0.1%
6,600	Crane Co.	165,825
2,700	Deere & Co.	88,931

		254,756

Home Products – 0.9%
5,600	Avon Products, Inc.	219,450
11,100	Colgate-Palmolive Co.	565,406
10,400	Energizer Holdings, Inc.*	205,400
4,200	The Gillette Co.	126,000
8,000	The Procter & Gamble Co.	494,500

		1,610,756

Hotels – 0.6%
16,300	Harrah’s Entertainment, Inc.*	462,512
8,400	Marriott International, Inc.	331,800
10,300	Starwood Hotels & Resorts Worldwide, Inc. Class B	329,600

		1,123,912

Industrial Parts – 0.6%
3,800	Caterpillar, Inc.	139,650
4,400	Parker-Hannifin Corp.	153,175
9,000	Tyco International Ltd.	513,000
4,500	United Technologies Corp.	280,969

		1,086,794

Shares	Description	Value

Common Stocks – (continued)

Information Services – 0.5%
6,000	Automatic Data Processing, Inc.	$ 357,750
1,600	Electronic Data Systems Corp.	79,700
9,200	First Data Corp.	438,725

		876,175

Internet – 0.9%
11,800	America Online, Inc.*	691,775
2,200	CheckFree Corp.*	113,988
1,800	DoubleClick, Inc.*	73,237
600	E.piphany, Inc.*	62,400
300	Juniper Networks, Inc.*	63,063
2,500	S1 Corp.*	43,594
1,935	VeriSign, Inc.*	384,823
2,200	Yahoo!, Inc.*	267,300

		1,700,180

Life Insurance – 0.5%
5,200	AFLAC, Inc.	280,800
15,900	MetLife, Inc.*	386,569
4,300	Nationwide Financial Services, Inc.	171,462

		838,831

Media – 2.0%
15,700	A.H. Belo Corp.	300,263
28,660	AT&T Corp.-Liberty Media Corp.*	612,607
2,500	Cablevision Systems Corp.*	168,125
4,026	Clear Channel Communications, Inc.*	291,382
11,300	Comcast Corp.	420,925
3,400	EchoStar Communications Corp.*	165,750
8,000	Infinity Broadcasting Corp.*	303,000
1,400	The News Corp. Ltd. ADR	73,675
15,900	Time Warner, Inc.	1,359,450

		3,695,177

Medical Products – 0.6%
3,500	Abbott Laboratories	153,125
2,100	Baxter International, Inc.	174,825
7,900	Johnson & Johnson	726,306

		1,054,256

Mining – 0.2%
8,900	Alcoa, Inc.	295,925

Motor Vehicle – 0.2%
8,239	Ford Motor Co.	199,281
3,008	General Motors Corp.	217,140

		416,421

Multi-Industry – 2.1%
64,200	General Electric Co.	3,767,737

Oil Refining – 0.1%
3	Conoco, Inc. Class B	78
4,600	Texaco, Inc.	236,900

		236,978

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Oil Services – 0.9%
1,500	Baker Hughes, Inc.	$ 54,844
1,900	Diamond Offshore Drilling, Inc.	85,144
6,300	Halliburton Co.	333,900
2,700	Santa Fe International Corp.	106,144
10,300	Schlumberger Ltd.	878,718
3,000	Transocean Sedco Forex, Inc.	179,250

		1,638,000

Property Insurance – 1.7%
5,700	Ambac Financial Group, Inc.	368,362
15,847	American International Group, Inc.	1,412,364
5,100	The Hartford Financial Services Group, Inc.	339,788
2,300	The St. Paul Cos., Inc.*	109,538
12,600	XL Capital Ltd.	868,612

		3,098,664

Publishing – 0.3%
2,800	Gannett Co., Inc.	158,550
6,200	The New York Times Co.	242,963
3,200	Tribune Co.	114,200

		515,713

Railroads – 0.1%
5,700	Canadian National Railway Co.	167,794

Restaurants – 0.3%
17,400	McDonald’s Corp.	519,825

Security/Asset Management – 0.6%
1,500	Merrill Lynch & Co., Inc.	217,500
3,600	Morgan Stanley Dean Witter & Co.	387,225
10,250	The Charles Schwab Corp.	391,422

		996,147

Semiconductors – 3.5%
2,100	Advanced Micro Devices, Inc.*	79,013
1,800	Altera Corp.*	114,991
2,300	Analog Devices, Inc.*	231,150
3,800	Applied Materials, Inc.*	327,987
200	Broadcom Corp.*	50,000
47,200	Intel Corp.	3,534,100
4,420	JDS Uniphase Corp.*	550,221
600	KLA-Tencor Corp.*	39,375
1,200	Maxim Integrated Products, Inc.*	105,225
700	Novellus Systems, Inc.*	43,094
500	PMC-Sierra, Inc.*	118,000
11,600	Texas Instruments, Inc.	776,475
3,000	Xilinx, Inc.*	266,625

		6,236,256

Specialty Retail – 1.9%
1,000	Best Buy Co., Inc.*	61,750
8,000	CVS Corp.	297,000
4,000	RadioShack Corp.	236,000
16,750	The Home Depot, Inc.	805,047

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
15,100	Walgreen Co.	$ 496,412
33,500	Wal-Mart Stores, Inc.	1,589,156

		3,485,365

Telephone – 1.8%
9,572	AT&T Corp.	301,518
1,200	NEXTLINK Communications, Inc.*	42,075
5,000	Qwest Communications International, Inc.*	258,125
20,565	SBC Communications, Inc.	858,589
2,800	Sprint Corp.	93,800
19,842	Verizon Communications	865,607
20,550	WorldCom, Inc.*	750,075

		3,169,789

Tobacco – 0.3%
21,100	Philip Morris Cos., Inc.	625,088

Wireless – 0.9%
900	ALLTEL Corp.	45,506
12,300	Crown Castle International Corp.*	426,656
11,868	General Motors Corp. Class H*	393,127
9,800	Sprint Corp. (PCS Group)*	491,838
6,700	Vodafone Group PLC ADR	274,281

		1,631,408

TOTAL COMMON STOCKS
(Cost $62,725,091)		$ 86,033,724

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 4.3%

Auto – 0.0%
Fasco Auto Trust Series 1996-1, Class A
$ 16,249	6.65%	11/15/2001	$ 16,199

Credit Card – 1.0%
Capital One Master Trust Series 2000-1, Class A
1,500,000	7.10	04/17/2006	1,508,760

Standard Credit Card Master Trust I Series 1995-9, Class A
360,000	6.55	10/07/2007	352,818

			1,861,578

Home Equity – 2.2%
Contimortgage Home Equity Loan Series 1998-1, Class A5
3,000,000	6.43	04/15/2016	2,953,200
IMC Home Equity Loan Series 1996-3, Class A7

1,000,000	8.05	08/25/2026	1,008,390

			3,961,590

Lease – 0.7%
First Sierra Receivables Series 1998-1, Class A4
1,350,000	5.63	08/12/2004	1,323,972

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Manufactured Housing – 0.4%
Mid-State Trust Series 4, Class A
$ 599,945	8.33%	04/01/2030	$ 605,296

TOTAL ASSET-BACKED SECURITIES
(Cost $7,937,393)			$ 7,768,635

Corporate Bonds – 18.9%

Aerospace/Defense – 0.3%
Raytheon Co.
$ 605,000	6.45%	08/15/2002	$ 594,963

Airlines – 0.6%
Continental Airlines, Inc.
332,733	6.54	09/15/2009	315,191

Northwest Airlines, Inc. Class A
187,078	7.67	01/02/2015	181,832

Northwest Airlines, Inc. Class C
201,599	8.97	01/02/2015	203,706

NWA Trust Series A
52,725	8.26	03/10/2006	52,771

US Airways, Inc. Class C
306,820	8.93	04/15/2008	291,443

			1,044,943

Automotive – 0.9%
Chrysler Corp.
90,000	7.45	03/01/2027	86,399

Ford Motor Co.
390,000	6.63	10/01/2028	333,106

Ford Motor Credit Co.
170,000	5.75	02/23/2004	161,529

The Hertz Corp.
1,055,000	6.00	01/15/2003	1,026,762

			1,607,796

Automotive Parts – 0.5%
Federal-Mogul Corp.
250,000	7.50	01/15/2009	186,250

Hayes Lemmerz International, Inc. Series B
250,000	8.25	12/15/2008	218,125

TRW, Inc.
460,000	6.63	06/01/2004	442,454

			846,829

Building Materials – 0.1%
Owens Corning
520,000	7.50	05/01/2005	273,000

Chemicals – 0.3%
Lyondell Chemical Co. Series B
250,000	9.88	05/01/2007	255,000

NL Industries, Inc.
250,000	11.75	10/15/2003	253,750

			508,750

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Commercial Banks – 1.6%
Bank of America Corp.
$ 355,000	7.75%	07/15/2002	$ 358,702
480,000	7.25	10/15/2025	448,949

Citicorp
315,000	8.00	02/01/2003	319,867

Continental Bank NA
100,000	12.50	04/01/2001	102,966

First Union Corp.
290,000	7.10	08/15/2004	286,132

Golden West Financial Corp.
200,000	10.25	12/01/2000	201,388

Long Island Savings Bank
620,000	6.20	04/02/2001	617,066

Wells Fargo & Co.
485,000	6.63	07/15/2004	475,848

Wells Fargo Bank NA #
140,000	7.80	06/15/2010	141,842

			2,952,760

Conglomerates – 0.5%
Tyco International Group SA
875,000	5.88	11/01/2004	828,651

Consumer Cyclicals – 0.3%
United Rentals, Inc. Series B
500,000	8.80	08/15/2008	460,000

Credit Card Banks – 0.9%
Capital One Bank
500,000	6.39	03/05/2001	498,125
150,000	6.15	06/01/2001	148,706
300,000	6.76	07/23/2002	295,705
500,000	6.38	02/15/2003	484,227

Providian National Bank
250,000	6.65	02/01/2004	239,393

			1,666,156

Electric – 0.5%
CMS Energy Corp. Series B
150,000	7.38	11/15/2000	149,505

Edison Mission Energy Funding†
57,642	6.77	09/15/2003	55,761

MidAmerican Energy Holdings Co.
250,000	7.23	09/15/2005	245,977

Niagara Mohawk Power Co.
450,000	6.88	04/01/2003	445,878

			897,121

Energy – 1.1%
Gulf Canada Resources Ltd.
90,000	9.25	01/15/2004	91,238

Occidental Petroleum Corp.
525,000	7.65	02/15/2006	527,390

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 2000
Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Energy – (continued)
Petroleum Geo-Services ASA
$ 110,000	7.13%	03/30/2028	$ 94,349

Phillips Petroleum Co.
160,000	8.50	05/25/2005	167,465

The Williams Cos., Inc.
1,125,000	6.13	02/15/2002	1,103,642

			1,984,084

Environmental – 0.4%
Allied Waste North America, Inc. Series B
250,000	7.63	01/01/2006	229,688

Waste Management, Inc.#
500,000	6.13	07/15/2001	488,701

			718,389

Finance Companies – 1.5%
Beneficial Corp.
1,350,000	6.43	04/10/2002	1,332,381

Comdisco, Inc.
965,000	6.13	01/15/2003	900,160
400,000	9.50	08/15/2003	401,272

			2,633,813

Food – 0.1%
International Home Foods, Inc.
250,000	10.38	11/01/2006	267,500

Health Care – 0.1%
Tenet Healthcare Corp.
175,000	8.63	12/01/2003	174,781

Insurance Companies – 0.1%
Conseco, Inc.
260,000	8.50	10/15/2002	166,400

Lodging – 0.3%
ITT Corp.
50,000	6.25	11/15/2000	49,834
465,000	6.75	11/15/2003	444,932

			494,766

Media-Cable – 1.6%
Adelphia Communications Corp.
125,000	7.88	05/01/2009	105,937
125,000	9.38	11/15/2009	116,094

Charter Communications Holdings LLC
250,000	8.25	04/01/2007	230,000

Comcast UK Cable Partners Ltd.+
125,000	0.00/11.20	11/15/2007	116,562

Cox Communications, Inc.
145,000	7.50	08/15/2004	145,293
60,000	6.40	08/01/2008	55,894
50,000	6.80	08/01/2028	43,054

Lenfest Communications, Inc.
300,000	8.38	11/01/2005	311,317

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Media-Cable – (continued)
Rogers Cablesystems Ltd.
$ 115,000	9.63%	08/01/2002	$ 117,300

Telewest Communications PLC+
250,000	0.00/11.00	10/01/2007	238,437
250,000	0.00/9.25 †	04/15/2009	138,750

Time Warner Entertainment Co.
445,000	9.63	05/01/2002	460,663

Time Warner, Inc.
250,000	7.98	08/15/2004	256,350
565,000	7.75	06/15/2005	575,031

			2,910,682

Media-Non Cable – 1.5%
Clear Channel Communications, Inc.
250,000	8.00	11/01/2008	252,500

Crown Castle International Corp.+
250,000	0.00/10.38	05/15/2011	162,500

J. Seagram & Sons, Inc.
275,000	6.25	12/15/2001	271,542

News America Holdings, Inc.
245,000	8.50	02/15/2005	254,398
135,000	8.00	10/17/2016	131,362
225,000	7.25	05/18/2018	202,962

PanAmSat Corp.
205,000	6.13	01/15/2005	191,185

Viacom, Inc.
205,000	8.88	06/01/2001	206,905
900,000	6.75	01/15/2003	890,487
120,000	7.70	07/30/2010	121,633

			2,685,474

Mortgage Banks – 0.6%
Countrywide Capital III Series B
330,000	8.05	06/15/2027	298,852

Countrywide Home Loans, Inc.
850,000	6.45	02/27/2003	830,851

			1,129,703

Paper – 0.3%
Packaging Corp. of America
250,000	9.63	04/01/2009	256,250

Riverwood International Corp.
250,000	10.63	08/01/2007	255,000

			511,250

REIT – 0.9%
Chelsea GCA Realty, Inc.
656,000	7.75	01/26/2001	655,707

Liberty Property LP
205,000	7.10	08/15/2004	198,362

Meditrust Cos.
215,000	7.82	09/10/2026	165,550

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

REIT – (continued)
Simon Property Group LP
$ 675,000	6.63%	06/15/2003	$ 649,364

			1,668,983

Retailers – 0.1%
Kmart Corp.
165,000	8.38	12/01/2004	155,994

Supermarkets – 0.3%
Ahold Finance USA, Inc.
115,000	8.25	07/15/2010	115,809

Fred Meyer, Inc.
260,000	7.45	03/01/2008	250,881

Safeway, Inc.
265,000	6.05	11/15/2003	254,539

			621,229

Technology – 0.1%
Flextronics International Ltd.
125,000	9.88	07/01/2010	129,687

Telecommunications – 2.1%
360 Communications Co.
575,000	7.13	03/01/2003	575,062

Alaska Communications Holdings, Inc.
125,000	9.38	05/15/2009	115,000

AT&T Canada, Inc.+
345,000	0.00/9.95	06/15/2008	280,313

Deutsche Telekom AG
305,000	7.75	06/15/2005	308,756

Global Crossing Holdings Ltd.†
125,000	9.13	11/15/2006	124,063

Intermedia Communications, Inc. Series B
250,000	8.60	06/01/2008	205,000

MCI WorldCom, Inc.
275,000	6.40	08/15/2005	264,041

Metromedia Fiber Network, Inc.
125,000	10.00	12/15/2009	123,125

Nextel Communications, Inc.
250,000	9.38	11/15/2009	245,000

Price Communications Wireless, Inc. Series B
250,000	9.13	12/15/2006	255,000

Qwest Corp.†
425,000	7.63	06/09/2003	427,905

Sprint Capital Corp.
565,000	5.88	05/01/2004	537,389
130,000	6.88	11/15/2028	111,125

Tele-Communications, Inc.
100,000	9.65	10/01/2003	103,325

US West Capital Funding, Inc.
200,000	6.88	07/15/2028	171,504

			3,846,608

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Tobacco – 0.6%
Philip Morris Cos., Inc.
$ 400,000	9.00%	01/01/2001	$ 401,492
150,000	7.00	07/15/2005	143,157
195,000	6.95	06/01/2006	192,652

R.J. Reynolds Tobacco Holdings, Inc.
355,000	7.38	05/15/2003	335,475

			1,072,776

Yankee Bonds – 0.7%
HSBC Holdings PLC
110,000	7.50	07/15/2009	109,907

National Westminster Bank PLC
260,000	7.38	10/01/2009	257,192

Province of Quebec
730,000	7.50	07/15/2023	733,478
105,000	5.74	03/02/2026	104,354

Province of Saskatchewan
90,000	8.50	07/15/2022	101,427

			1,306,358

TOTAL CORPORATE BONDS
(Cost $35,694,101)			$ 34,159,446

Emerging Market Debt – 3.9%

Federal Republic of Brazil
$ 100,000	12.25%	03/06/2030	$ 98,438
60,000	11.00	08/17/2040	49,125

Federal Republic of Brazil C-Bonds
149,000	8.00	04/15/2014	115,196

Federal Republic of Germany
2,000,000	5.25	07/04/2010	1,769,817

Grupo Industrial Durango SA
100,000	12.63	08/01/2003	101,486

Hanvit Bank†
170,000	11.75	03/01/2010	170,650

MRS Logistica SA
100,000	10.63	08/15/2005	88,392

National Power Corp.
240,000	7.63	11/15/2000	239,564

National Republic of Bulgaria#
490,000	2.75	07/28/2012	372,706

Petroleos Mexicanos#†
160,000	9.50	09/15/2027	166,400

PTC International Finance BV+
210,000	0.00/10.75	07/01/2007	155,400

Republic of France
2,050,000	5.00	07/12/2005	1,796,229

Republic of Panama
70,000	7.88	02/13/2002	69,256
390,793	7.93 #	05/14/2002	386,641
140,000	10.75	05/15/2020	142,371
160,000	9.38	04/01/2029	157,700

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Emerging Market Debt – (continued)

Republic of Peru#
$ 460,000	3.75%	03/07/2017	$ 298,713

Republic of Philippines
130,000	9.50	10/21/2024	124,069
270,000	10.63	03/16/2025	238,194

Republic of Poland+
150,000	0.00/4.00	10/27/2024	95,625

Republic of Turkey
80,000	11.75	06/15/2010	84,000

State of Qatar
130,000	9.50	05/21/2009	136,500
70,000	9.75 †	06/15/2030	72,581

TFM, SA de CV+
140,000	0.00/11.75	06/15/2009	109,200

United Mexican States
60,000	9.88	02/01/2010	64,275

TOTAL EMERGING MARKET DEBT
(Cost $7,035,101)			$ 7,102,528

Mortgage Backed Obligations – 21.4%

Federal Home Loan Mortgage Corp. (FHLMC) – 5.7%
$ 973,411	7.00%	11/01/2025	$ 953,602
746,675	6.00	11/01/2028	694,766
1,946,115	6.00	01/01/2029	1,810,821
7,000,000	7.50	TBA-30 yrΔ	6,962,250

			10,421,439

Federal National Mortgage Association (FNMA) – 5.8%
$ 189,939	6.50%	09/01/2025	$ 182,271
205,973	6.50	10/01/2025	197,658
262,255	6.50	11/01/2025	252,150
171,010	6.50	02/01/2028	163,724
876,781	6.50	03/01/2028	838,220
389,572	6.50	07/01/2028	372,438
55,800	6.50	08/01/2028	53,346
877,098	6.00	09/01/2028	815,754
415,988	6.50	11/01/2028	397,693
2,716,227	6.00	12/01/2028	2,526,255
497,654	6.50	12/01/2028	475,767
60,186	6.00	01/01/2029	55,977
37,479	6.50	01/01/2029	35,831
121,930	6.00	02/01/2029	113,402
629,502	6.00	03/01/2029	585,474
127,619	6.50	04/01/2029	121,957
136,655	6.50	05/01/2029	130,592
156,760	6.50	10/01/2029	149,805
1,000,000	7.00	11/01/2029	975,310
1,000,100	8.00	08/01/2030	1,009,631
1,000,000	8.50	TBA-30 yrΔ	1,019,062

			10,472,317

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage Backed Obligations – (continued)

Government National Mortgage Association (GNMA) – 6.6%
$ 150,729	6.50%	06/15/2023	$ 145,456
647,739	6.50	08/15/2023	625,081
1,171,091	6.50	09/15/2023	1,130,126
198,047	6.50	10/15/2023	191,119
1,782,164	6.50	11/15/2023	1,719,824
387,944	6.50	12/15/2023	374,374
665,175	6.50	01/15/2024	641,741
106,640	6.50	03/15/2024	102,883
1,357,353	6.50	04/15/2024	1,309,534
1,904,626	6.50	03/15/2026	1,834,173
941,807	6.50	05/15/2026	906,970
901,083	6.50	01/15/2029	864,760
245,518	8.00	10/15/2029	249,294
480,845	8.00	07/15/2030	488,044
1,273,816	8.00	08/15/2030	1,292,885

			11,876,264

Collateralized Mortgage Obligations (CMOs) – 3.3%
Inverse Floater# – 0.9%
FHLMC-GNMA Series 14, Class SB
$ 914,509	3.71%	06/25/2023	$ 718,109

FNMA Series 1993-248, Class SA
1,000,000	3.96	08/25/2023	869,945

			$ 1,588,054

Non-Agency CMOs – 2.4%
Asset Securitization Corp. Series 1997-D4, Class A 1D
$ 450,000	7.49%	04/14/2029	$ 454,302

CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
700,000	6.52	07/17/2007	680,596

CS First Boston Mortgage Securities Corp. Series 1999-C1, Class A1
954,634	6.91	01/15/2008	945,063

First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A2
300,000	7.30	12/18/2006	301,853

Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
2,000,000	6.39	02/15/2030	1,902,940

			$ 4,284,754

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)			$ 5,872,808

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $38,418,279)			$ 38,642,828

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 2.9%

U.S. Treasury Note
$1,800,000	5.75%	11/30/2002	$ 1,783,688
U.S. Treasury Principal-Only Stripped Securities @
2,000,000	6.10	11/15/2018	686,638
4,650,000	6.08	05/15/2020	1,464,606
1,290,000	5.99	11/15/2024	319,506
1,000,000	5.96	08/15/2025	238,349
3,310,000	5.92	08/15/2026	750,539

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,009,370)			$ 5,243,326

Repurchase Agreement – 3.9%

Joint Repurchase Agreement Account II∧
$7,100,000	6.66%	09/01/2000	$ 7,100,000

TOTAL REPURCHASE AGREEMENT
(Cost $7,100,000)			$ 7,100,000

TOTAL INVESTMENTS
(Cost $163,919,335)			$ 186,050,487

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

#	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2000.

Δ
TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally ± 2.5%) principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

†
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,156,110 at August 31, 2000.

+	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $163,919,335)	$186,050,487
Cash (a)	900,000
Receivables:
Investment securities sold	9,421,378
Interest and dividends, at value	1,052,930
Variation margin	160,771
Forward foreign currency exchange contracts, at value	93,216
Reimbursement from investment adviser	78,839
Fund shares sold	77,176
Other assets	10,223

Total assets	197,845,020

Liabilities:

Due to custodian	599,135
Payables:
Investment securities purchased	14,954,212
Fund shares repurchased	535,001
Amounts owed to affiliates	192,295
Forward sale contract, at value	929,062
Accrued expenses and other liabilities	60,696

Total liabilities	17,270,401

Net Assets:

Paid-in capital	155,500,515
Accumulated undistributed net investment income	2,189,502
Accumulated net realized gain from investment, futures, options and foreign currency related transactions	254,867
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currency	22,629,735

NET ASSETS	$180,574,619

Net asset value, offering and redemption price per share: (b)
Class A	$21.42
Class B	$21.27
Class C	$21.25
Institutional	$21.46
Service	$21.41

Shares outstanding:
Class A	6,332,281
Class B	1,587,217
Class C	407,509
Institutional	116,883
Service	794

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	8,444,684

(a)	Restricted cash relating to initial margin requirements and collateral on futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $22.67. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Year Ended August 31, 2000
Investment income:

Interest	$ 7,062,157
Dividends (a)	1,080,922

Total income	8,143,079

Expenses:

Management fees	1,303,563
Distribution and Service fees (b)	844,254
Transfer Agent fees (c)	377,304
Custodian fees	189,959
Registration fees	59,552
Professional fees	47,686
Trustee fees	8,729
Amortization of deferred organization expenses	1,507
Other	102,056

Total expenses	2,934,610

Less — expense reductions	(350,424)

Net expenses	2,584,186

NET INVESTMENT INCOME	5,558,893

Realized and unrealized gain (loss) on investment, futures, options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	638,987
Options written	35,020
Futures transactions	731,379
Foreign currency related transactions	(6,765)
Net change in unrealized gain (loss) on:
Investments	14,367,213
Options written	(11,670)
Futures	695,504
Translation of assets and liabilities denominated in foreign currencies	130,383

Net realized and unrealized gain on investment, futures, options and foreign currency related transactions	16,580,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,138,944

(a)	Foreign taxes withheld on dividends were $4,197.
(b)	Class A, Class B and Class C had Distribution and Service fees of $378,767, $369,057 and $96,430, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $287,864, $70,121, $18,322, $991 and $6, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income	$ 5,558,893	$ 3,460,485	$ 6,835,375
Net realized gain (loss) from investment, futures, options and foreign currency related transactions	1,398,621	6,012,842	(3,394,596)
Net change in unrealized gain (loss) on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	15,181,430	(7,516,307)	4,114,362

Net increase in net assets resulting from operations	22,138,944	1,957,020	7,555,141

Distributions to shareholders:

From net investment income
Class A Shares	(3,728,709)	(2,035,907)	(5,454,393)
Class B Shares	(664,618)	(312,410)	(858,147)
Class C Shares	(176,298)	(88,561)	(325,754)
Institutional Shares	(68,550)	(66,533)	(294,710)
Service Shares	(353)	(2,011)	(7,267)
From net realized gains
Class A Shares	(6,165,905)	—	—
Class B Shares	(1,496,998)	—	—
Class C Shares	(399,802)	—	—
Institutional Shares	(97,914)	—	—
Service Shares	(569)	—	—

Total distributions to shareholders	(12,799,716)	(2,505,422)	(6,940,271)

From share transactions:

Proceeds from sales of shares	14,022,180	22,988,417	116,979,156
Reinvestment of dividends and distributions	12,298,235	2,398,095	6,132,572
Cost of shares repurchased	(78,654,543)	(60,433,602)	(69,069,832)

Net increase (decrease) in net assets resulting from share transactions	(52,334,128)	(35,047,090)	54,041,896

TOTAL INCREASE (DECREASE)	(42,994,900)	(35,595,492)	54,656,766

Net assets:

Beginning of period	223,569,519	259,165,011	204,508,245

End of period	$180,574,619	$223,569,519	$259,165,011

Accumulated undistributed net investment income	$ 2,189,502	$ 1,302,040	$ 375,856

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
August 31, 2000
1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

        Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. However, the Fund does not amortize premiums on U.S. Government and corporate bonds.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $165,174,184. Accordingly, the gross unrealized gain on investments was $26,179,794 and the gross unrealized loss on investments was $5,303,491 resulting in a net unrealized gain of $20,876,303.

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H.  Forward Sales Contracts — The Fund may enter into forward security sales of mortgage backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

I. Deferred Organization Expenses — Organization-related costs are being amortized on a straight-line basis over a period of five years.

J.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

GOLDMAN SACHS BALANCED FUND

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management, (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.65% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, 0.06% (.01% prior to May 1, 2000) of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs has agreed to reimburse approximately $342,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $8,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $22,000 during the year ended August 31, 2000.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis) of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $99,000, $64,000 and $29,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options) for the year ended August 31, 2000, were $300,414,813 and $351,951,681, respectively. Included in these amounts are purchases and proceeds of sales and maturities of U.S. Government and agency obligations in the amounts of $205,615,990 and $201,945,316, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $26,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2000
4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At August 31, 2000, forward foreign currency exchange contracts were as follows:

Open Forward Foreign Currency Sale Contracts	Value on Settlement Date	Current Value	Unrealized Gain

Euro expiring 10/13/2000	$3,726,992	$3,633,776	$93,216

        The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

For the year ended August 31, 2000, written call option transactions in the Fund were as follows:

Written Options	Number of Contracts	Premium Received

Balance outstanding, beginning of year	172	$ 35,020
Options assigned	(94)	(14,207)
Options expired	(78)	(20,813)

Balance outstanding, end of year	—	$ —

GOLDMAN SACHS BALANCED FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, open futures contracts were as follows:

Type	Number of Contracts Long/(Short)	Settlement Month	Market Value	Unrealized Gain(Loss)

Euro Dollars	12	March 2003	$ 2,795,700	$ 9,677
Euro Dollars	12	March 2004	2,794,200	8,577
Euro Dollars	12	June 2003	2,795,250	9,227
Euro Dollars	12	June 2004	2,793,300	8,577
Euro Dollars	12	September 2002	2,795,850	10,902
Euro Dollars	12	September 2003	2,795,100	9,177
Euro Dollars	12	December 2002	2,794,050	10,152
Euro Dollars	12	December 2003	2,793,000	8,727
S&P 500 Index	39	September 2000	14,831,700	333,412
2 Year U.S. Treasury Note	10	December 2000	1,994,844	1,981
5 Year U.S. Treasury Note	(167)	December 2000	(16,710,438)	(42,033)
10 Year U.S. Treasury Note	32	December 2000	3,202,500	590
20 Year U.S. Treasury Bond	5	September 2000	501,875	35,639
20 Year U.S. Treasury Bond	3	December 2000	301,313	2,001

			$26,478,244	$406,606

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2000
6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $7,100,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $32,903 from accumulated undistributed net investment income to accumulated net realized gain from investment, futures, options and foreign currency related transactions and $2,640 from paid-in capital to accumulated net realized gain from investment, futures, options and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS BALANCED FUND

8. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the fiscal year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

Goldman Sachs Balanced Fund — Tax Information (unaudited)

For the year ended August 31, 2000, 17.77% of the dividends paid from net investment company taxable income by the Balanced Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $2,481,606 as capital gains dividends paid during its year ended August 31, 2000.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2000

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000
	Shares	Dollars

Class A Shares
Shares sold	472,085	$ 9,684,221
Reinvestments of dividends and distributions	478,974	9,686,061
Shares repurchased	(2,930,304)	(60,263,205)

	(1,979,245)	(40,892,923)

Class B Shares
Shares sold	153,476	3,127,574
Reinvestments of dividends and distributions	97,539	1,962,412
Shares repurchased	(663,521)	(13,518,116)

	(412,506)	(8,428,130)

Class C Shares
Shares sold	47,375	974,400
Reinvestments of dividends and distributions	25,220	506,596
Shares repurchased	(222,853)	(4,520,537)

	(150,258)	(3,039,541)

Institutional Shares
Shares sold	11,157	233,723
Reinvestments of dividends and distributions	7,030	142,244
Shares repurchased	(17,090)	(350,812)

	1,097	25,155

Service Shares
Shares sold	112	2,262
Reinvestments of dividends and distributions	46	922
Shares repurchased	(91)	(1,873)

	67	1,311

NET DECREASE	(2,540,845)	$(52,334,128)

GOLDMAN SACHS BALANCED FUND

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	690,947	$14,334,527	3,748,039	$76,506,479
Reinvestments of dividends and distributions	96,208	1,976,640	241,188	4,838,697
Shares repurchased	(1,873,693)	(38,906,818)	(2,655,783)	(53,412,703)

	(1,086,538)	(22,595,651)	1,333,444	27,932,473

Class B Shares
Shares sold	222,544	4,589,209	1,305,421	26,769,887
Reinvestments of dividends and distributions	13,623	279,018	37,761	751,177
Shares repurchased	(392,771)	(8,099,668)	(357,101)	(7,118,524)

	(156,604)	(3,231,441)	986,081	20,402,540

Class C Shares
Shares sold	109,915	2,268,065	532,005	10,982,657
Reinvestments of dividends and distributions	3,746	76,630	13,484	268,120
Shares repurchased	(258,346)	(5,306,034)	(281,904)	(5,604,206)

	(144,685)	(2,961,339)	263,585	5,646,571

Institutional Shares
Shares sold	86,577	1,782,979	108,930	2,247,577
Reinvestments of dividends and distributions	3,129	63,796	13,275	267,312
Shares repurchased	(365,015)	(7,628,710)	(143,532)	(2,931,934)

	(275,309)	(5,781,935)	(21,327)	(417,045)

Service Shares
Shares sold	682	13,637	22,926	472,556
Reinvestments of dividends and distributions	99	2,011	375	7,266
Shares repurchased	(24,012)	(492,372)	(123)	(2,465)

	(23,231)	(476,724)	23,178	477,357

NET INCREASE (DECREASE)	(1,686,367)	$(35,047,090)	2,584,961	$54,041,896

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment Income		Net realized and unrealized gain(loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$20.38	$0.60	(c)	$ 1.75	$2.35	$(0.50)	$ —	$(0.81)	$(1.31)
2000 - Class B Shares	20.26	0.45	(c)	1.73	2.18	(0.36)	—	(0.81)	(1.17)
2000 - Class C Shares	20.23	0.45	(c)	1.74	2.19	(0.36)	—	(0.81)	(1.17)
2000 - Institutional Shares	20.39	0.71	(c)	1.75	2.46	(0.58)	—	(0.81)	(1.39)
2000 - Service Shares	20.37	0.59	(c)	1.74	2.33	(0.48)	—	(0.81)	(1.29)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	20.48	0.32		(0.19)	0.13	(0.23)	—	—	(0.23)
1999 - Class B Shares	20.37	0.22		(0.18)	0.04	(0.15)	—	—	(0.15)
1999 - Class C Shares	20.34	0.23		(0.19)	0.04	(0.15)	—	—	(0.15)
1999 - Institutional Shares	20.48	0.53		(0.35)	0.18	(0.27)	—	—	(0.27)
1999 - Service Shares	20.47	1.22		(1.14)	0.08	(0.18)	—	—	(0.18)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	20.29	0.58		0.20	0.78	(0.59)	—	—	(0.59)
1999 - Class B Shares	20.20	0.41		0.21	0.62	(0.45)	—	—	(0.45)
1999 - Class C Shares	20.17	0.41		0.21	0.62	(0.45)	—	—	(0.45)
1999 - Institutional Shares	20.29	0.64		0.20	0.84	(0.65)	—	—	(0.65)
1999 - Service Shares	20.28	0.53		0.21	0.74	(0.55)	—	—	(0.55)

1998 - Class A Shares	18.78	0.57		2.66	3.23	(0.56)	—	(1.16)	(1.72)
1998 - Class B Shares	18.73	0.50		2.57	3.07	(0.42)	(0.02)	(1.16)	(1.60)
1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49	(0.22)	(0.04)	(1.16)	(1.42)
1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58	(0.23)	(0.08)	(1.16)	(1.47)
1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54	(0.22)	(0.06)	(1.16)	(1.44)

1997 - Class A Shares	17.31	0.66		2.47	3.13	(0.66)	—	(1.00)	(1.66)
1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76	(0.42)	(0.07)	(1.00)	(1.49)

1996 - Class A Shares	14.22	0.51		3.43	3.94	(0.50)	—	(0.35)	(0.85)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate (d)

$21.42	12.00%	$135,632	1.12%		2.94%		1.29%		2.77%		153.69%
21.27	11.17	33,759	1.87		2.19		2.04		2.02		153.69
21.25	11.23	8,658	1.87		2.19		2.04		2.02		153.69
21.46	12.59	2,509	0.72		3.46		0.89		3.29		153.69
21.41	11.89	17	1.22		2.86		1.39		2.69		153.69

20.38	0.62	169,395	1.10	(b)	2.58	(b)	1.32	(b)	2.36	(b)	90.41
20.26	0.20	40,515	1.85	(b)	1.83	(b)	2.07	(b)	1.61	(b)	90.41
20.23	0.18	11,284	1.85	(b)	1.84	(b)	2.07	(b)	1.62	(b)	90.41
20.39	0.86	2,361	0.70	(b)	2.96	(b)	0.92	(b)	2.74	(b)	90.41
20.37	0.39	15	1.20	(b)	2.46	(b)	1.42	(b)	2.24	(b)	90.41

20.48	3.94	192,453	1.04		2.90		1.45		2.49		175.06
20.37	3.15	43,926	1.80		2.16		2.02		1.94		175.06
20.34	3.14	14,286	1.80		2.17		2.02		1.95		175.06
20.48	4.25	8,010	0.73		3.22		0.95		3.00		175.06
20.47	3.80	490	1.23		2.77		1.45		2.55		175.06

20.29	17.54	163,636	1.00		2.94		1.57		2.37		190.43
20.20	16.71	23,639	1.76		2.14		2.07		1.83		190.43
20.17	2.49	8,850	1.77	(b)	2.13	(b)	2.08	(b)	1.82	(b)	190.43
20.29	2.93	8,367	0.76	(b)	3.13	(b)	1.07	(b)	2.82	(b)	190.43
20.28	2.66	16	1.26	(b)	2.58	(b)	1.57	(b)	2.27	(b)	190.43

18.78	18.59	81,410	1.00		3.76		1.77		2.99		208.11
18.73	16.22	2,110	1.75	(b)	2.59	(b)	2.27	(b)	2.07	(b)	208.11

17.31	28.10	50,928	1.00		3.65		1.90		2.75		197.10

GOLDMAN SACHS BALANCED FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS FUND PROFILE

The Goldman Sachs Balanced Fund

An Investment Idea for the Long Term

History has shown that an investment composed of a blend of stocks and bonds provides reduced volatility of returns while capturing the appreciation potential of the portion invested in stocks.

Goldman Sachs Balanced Fund provides investors access to the benefits associated with an investment that is composed of both stocks and bonds. The Fund seeks long-term capital growth and current income through investments in equity and fixed income securities.

Target Your Needs

The Goldman Sachs Balanced Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Balanced Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383

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